---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                 Patriot Global
                                 Dividend Fund


                                JANUARY 31, 2000


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  ----------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                                Anne C. Hodsdon
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                   Listed New York Stock Exchange Symbol: PGD
                           For Shareholder Assistance
                                Refer to Page 14
                --------------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks. The same conditions persisted in January 2000.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                              Global Dividend Fund

               Preferred and utility stocks tumble as rate fears
               -------------------------------------------------
                 take center stage; January brings better news
                 ---------------------------------------------

The first five of the past six months proved to be a pretty rotten time for both preferred and utility stocks. Interest-rate jitters hampered preferreds and utilities from the outset of the period last August. Investors were on edge, worried about how many more times the Federal Reserve would raise interest rates after just having done so at the end of June. Throughout the remainder of 1999, continued signs of strong economic growth fanned fears of inflation, dreaded because it eats into the returns of income-paying securities. As expected, the Fed raised rates on two other occasions - in August and November - for an additional one-half of a percentage point. Because of their high dividends, preferred and utility stocks tend to be quite sensitive to interest rate movements, and their prices fell significantly as interest rates climbed.

As if rising interest rates weren't trouble enough, preferred and utility stocks faced separate challenges. In order to lock in relatively low rates before they moved higher, and to sidestep potential market disruptions stemming from Y2K problems, corporations issued near-record levels of debt and preferred stock in the summer and early fall of 1999. Demand, however, didn't keep pace with supply. In late 1999, preferreds also unsuccessfully battled an unprecedented deluge of "tax-loss selling." Simply put, investors were dumping 1999's poorest performers at a loss to offset capital gains incurred elsewhere in their portfolios.

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Global Dividend Fund. Caption below reads "Fund managment team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"...continued signs of strong economic growth fanned fears of inflation..."

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

"We found a number of compelling values during the period among non-DRD-eligible preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification."
The chart is divided into five sections (from top to left): Oil & Gas 5%, Short-Term Investment & Other 9%, Preferred Stock Utilities 17%, Common Stock Utilities 32% and Banks & Financials 37%. A note below the chart reads "As a percentage of net assets on January 31, 2000."]
--------------------------------------------------------------------------------

Furthermore, utility and preferred stocks struggled to gain the attention of investors who were almost exclusively focused on high-flying growth and technology stocks.

         January 2000, however, signaled a significant change in sentiment. Year-end tax-loss selling disappeared. In addition, the technology sector suffered a significant sell-off and some investors sought safer harbor in preferred and utility stocks. But the pivotal event came on January 13, when the U.S. Treasury announced its plans to buy back up to $30 billion of its long-maturity outstanding debt. The resulting decline in the 30-year Treasury bond yield as its price rose on the news of shrinking supply helped perk up the interest-rate driven preferred and utility stocks. To add further power behind utility stocks, some high-profile investors - including famed value investor Warren Buffett and Microsoft's leader

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Avista followed by an up arrow with the phrase "Fuel cell business generates buzz."
The second listing is Western Resources followed by a down arow with the phrase "Lack of regulatory approval for planned merger." The third listing is Preferred stocks followed by a down arrow with the phrase "Heavy supply, higher interest rates mute progress." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Bill Gates - made headlines by making major investments in select utility companies.

Performance review

The Fund's performance reflects the series of problems that plagued preferred and utility stocks during most of the period. For the six months ended January 31, 2000, the Fund had a total return of -5.52% at net asset value. For the same period, the 30-year U.S. Treasury bond returned -3.42% and the Dow Jones Utility Average - an index of utility common stocks - returned 2.01%.

         As we mentioned earlier, the vast majority of preferred and utility stocks lost significant ground during the period. Our holdings in those two categories were no exception, as rising interest rates overwhelmed the fact that most of our holdings continued to post strong financial results.

Several stars amid the turmoil

There were some companies that weathered the storm better than others, although their performance was not enough to lift the Fund into positive territory. Our holdings in Avista, formerly Washington Water Power, performed well in response to its successful Internet business, which processes utility customers. In addition, the company is a leader in fuel cells, which produce low-cost electricity without pollution and are generating a lot of excitement. More recently, the company announced that it would convert its outstanding preferred stock to common stock more quickly than expected.

Among our utility common stock holdings, some of the best performers were those that are pursuing fiber-optic businesses as a way to boost their earnings, such as NSTAR, Potomac Electric Power and Kansas City Power & Light. DTE

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended January 31, 2000." The chart is sclaed in increments of 1% with -8% at the bottom and 3% at the top. The first bar represents the -5.52% total return for John Hancock Patriot Global Dividend Fund. The second bar represents the -3.42% total return for 30-Year Treasury Bond. The third bar represents the 2.01% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

Energy also performed reasonably well in response to enthusiasm about its investment in a fuel-cell company. On the other hand, Western Resources drastically underperformed other utility stocks due to losses at its security monitoring unit and its inability to obtain regulatory approval to acquire Kansas City Power & Light.

Financials

Anticipated merger and acquisition activity, coupled with their relatively high yields, are the main reasons why we continued to hold onto some preferreds in the financial sector, namely Lehman Brothers Holdings and Bear Stearns. With the repeal of the Glass-Steagall Act, which once prevented banks, insurers and securities brokers from merging, we believe the stage is set for many of our financial services holdings to be merged or acquired.

Callable preferreds present opportunities

We found a number of compelling values during the period among non-DRD-eligible preferred stocks, which were the main object of the wave of indiscriminate tax-loss selling. Generally speaking, we prefer to concentrate on preferred stocks eligible for the dividends received deduction (DRD), which offers distinct advantages to corporate investors. As such, they remain in fairly constant demand. More recently, however, some non-DRD-eligible preferreds that are callable - or redeemable by their issuers - in the next six to 12 months were priced so cheaply and offered such high yields that we felt they were too good to pass up. We concentrated our purchases among those that sold at a significant discount to their par value and offered almost unprecedented amounts of yield as a result. These holdings offer the potential for appreciation to their par value if they are called.

Outlook

As always, the fate of preferred and utility common stocks will be affected by the direction of interest rates. Our view is that the Federal Reserve could continue on its inflation-fighting course of raising interest rates over the short term. But beyond that, we believe that interest-rate hikes will have their intended effect of slowing the economy later this year.

         From a valuation standpoint, preferred and utility stocks offer good value because investors appear to have already factored much higher interest rates into their stock prices than we believe will transpire. Add to that the abatement of tax-loss selling and a more favorable supply and demand outlook, and we believe the makings of better performance for the stocks in our universe lie ahead.
--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"...we believe the makings of better performance for the stocks in our univers lie ahead."

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Patriot Global Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on January 31, 2000. You'll also find the net asset value for each Common Share as of that date.

Statement of Assets and Liabilities
January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $113,878,353)......................    $107,009,490
  Common stocks (cost - $55,948,642) .........................      53,544,821
  Short-term investments (cost - $4,756,168) .................       4,756,168
                                                                --------------
                                                                   165,310,479
 Dividend receivable .........................................         500,743
 Other assets ................................................          27,907
                                                                --------------
                        Total Assets .........................     165,839,129
                        ------------------------------------------------------
Liabilities:
 DARTS dividend payable - Note A .............................          98,114
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         161,048
 Accounts payable and accrued expenses .......................          76,297
                                                                --------------
                        Total Liabilities ....................         335,459
                        ------------------------------------------------------
Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares (DARTS) - Without par value, unlimited
  number of shares of beneficial interest authorized,
  600 shares issued, liquidation preference of
  $100,000 per share - Note A ................................      60,000,000
                                                                --------------
 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  8,344,700 shares issued and outstanding ....................     113,802,243
 Accumulated net realized gain on investments ................          82,978
 Net unrealized depreciation of investments ..................      (9,272,684)
 Undistributed net investment income .........................         891,133
                                                                --------------
                        Net Assets applicable to
                        Common Shares ($12.64 per
                        share based on 8,344,700
                        shares outstanding) ..................     105,503,670
                                                                --------------
                        Net Assets ...........................    $165,503,670
                        ======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ...................................................      $6,078,383
 Interest ....................................................         104,836
                                                                --------------
                                                                     6,183,219
                                                                --------------
 Expenses:
  Investment management fee - Note B .........................         686,885
  Administration fee - Note B ................................         128,797
  DARTS and auction fees .....................................          90,558
  Custodian fee ..............................................          26,811
  Auditing fee ...............................................          22,599
  Miscellaneous ..............................................          14,541
  Printing ...................................................          13,933
  Transfer agent fee .........................................          13,255
  Trustees' fees .............................................           3,401
  Legal fees .................................................           1,702
                                                                --------------
                        Total Expenses .......................       1,002,482
                        ------------------------------------------------------
                        Net Investment Income ................       5,180,737
                        ------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .......................         839,588
 Change in net unrealized appreciation/depreciation
  of investments .............................................     (12,142,751)
                                                                --------------
                        Net Realized and Unrealized
                        Loss on Investments ..................     (11,303,163)
                        ------------------------------------------------------
                        Net Decrease in Net Assets
                        Resulting from Operations ............     ($6,122,426)
                        ======================================================
                        Distribution to DARTS ................      (1,258,000)
                        ------------------------------------------------------
                        Net Decrease in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less DARTS
                        Distributions ........................     ($7,380,426)
                        ======================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Patriot Global Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                 SIX MONTHS ENDED
                                                                                               YEAR ENDED        JANUARY 31, 2000
                                                                                             JULY 31, 1999          (UNAUDITED)
                                                                                             -------------       ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ....................................................................    $10,003,265          $5,180,737
 Net realized gain on investments sold ....................................................        595,625             839,588
 Change in net unrealized appreciation/depreciation of investments ........................     (8,817,817)        (12,142,751)
                                                                                             -------------      --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .........................      1,781,073          (6,122,426)
                                                                                             -------------      --------------
Distributions to Shareholders:
 DARTS ($3,972 and $2,097 per share, respectively) - Note A ...............................     (2,383,285)         (1,258,000)
 Common Shares - Note A
  Dividends from accumulated net investment income ($1.0434 and
   $0.4860 per share, respectively) .......................................................     (8,706,985)         (4,055,176)
                                                                                             -------------      --------------
   Total Distributions to Shareholders ....................................................    (11,090,270)         (5,313,176)
                                                                                             -------------      --------------
Net Assets:
 Beginning of period ......................................................................    186,248,469         176,939,272
                                                                                             -------------      --------------
 End of period (including undistributed net investment income
  of $1,023,572  and $891,133, respectively) ..............................................   $176,939,272        $165,503,670
                                                                                             =============      ==============

Analysis of Common Shareholder Transactions:

                                                                                                       SIX MONTHS ENDED
                                                                           YEAR ENDED                  JANUARY 31, 2000
                                                                         JULY 31, 1999                   (UNAUDITED)
                                                                  ---------------------------  ------------------------------
                                                                     SHARES         AMOUNT       SHARES            AMOUNT
                                                                  ------------   ------------  -----------      -------------

 Beginning of period ............................................   8,344,700    $113,816,397    8,344,700        $113,802,243
 Reclassification of net realized long-term gains retained on investments sold
   (net of federal income taxes of $48,460 and none, respectively)      -              89,997        -                   -
 Reclassification of capital accounts ...........................       -            (104,151)       -                   -
                                                                  -----------   -------------   ----------      --------------
 End of period ..................................................   8,344,700    $113,802,243    8,344,700        $113,802,243
                                                                  ===========   =============   ==========      ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of capital accounts and the number of Common Shares outstanding at the end of the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7


============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Patriot Global Dividend Fund


Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                         YEAR ENDED JULY 31,                     SIX MONTHS ENDED
                                                         --------------------------------------------------      JANUARY 31, 2000
                                                           1995      1996      1997      1998       1999            (UNAUDITED)
                                                         -------   --------  --------  --------  ----------      ----------------
Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period...................   $12.31    $13.04   $13.26     $14.33     $15.13             $14.01
                                                         --------  --------  -------    -------   --------           --------
 Net Investment Income .................................     1.55      1.43     1.41(1)    1.30(1)    1.20(1)            0.62(1)
 Net Realized and Unrealized Gain (Loss) on Investments      0.67      0.15     1.01       0.85      (0.99)             (1.35)
                                                         --------  --------  -------    -------   --------           --------
   Total from Investment Operations ....................     2.22      1.58     2.42       2.15       0.21              (0.73)
                                                         --------  --------  -------    -------   --------           --------
 Less Distributions:
  Dividends to DARTS Shareholders ......................    (0.33)    (0.31)   (0.30)     (0.30)     (0.29)             (0.15)
  Dividends from Accumulated Net Investment Income to
   Common Shareholders .................................    (1.16)    (1.05)   (1.05)     (1.05)     (1.04)             (0.49)
                                                         --------  --------  -------    -------   --------           --------
   Total Distributions .................................    (1.49)    (1.36)   (1.35)     (1.35)     (1.33)             (0.64)
                                                         --------  --------  -------    -------   --------           --------
 Net Asset Value, End of Period ........................   $13.04    $13.26   $14.33     $15.13     $14.01             $12.64
                                                         ========  ========  =======    =======   ========           ========

 Per Share Market Value, End of Period .................  $12.250   $12.375  $12.938    $13.188    $11.188            $10.063
 Total Investment Return at Market Value (6) ...........   13.12%     9.65%   13.53%     10.30%     (8.02%)            (5.81%)(7)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period
  (000s omitted) ....................................... $108,824  $110,651 $119,552   $126,248   $116,939           $105,504
 Ratio of Expenses to Average Net Assets (2) ...........    2.00%     1.95%    1.93%      1.85%      1.85%              1.80%(8)
 Ratio of Net Investment Income to Average Net Assets (3)  12.72%    10.60%   10.14%      8.72%      8.09%              9.31%(8)
 Portfolio Turnover Rate ...............................      96%       38%      28%        43%        38%                17%

Senior Securities
 Total DARTS Outstanding (000s omitted) ................  $60,000   $60,000  $60,000    $60,000    $60,000            $60,000
 Asset Coverage per Unit (4) ........................... $278,812  $283,164 $295,948   $310,691   $296,112           $273,135
 Involuntary Liquidation Preference per Unit (5) ....... $100,000  $100,000 $100,000   $100,000   $100,000           $100,000
 Approximate Market Value per Unit (5) ................. $100,000  $100,000 $100,000   $100,000   $100,000           $100,000

(1) Based on the average of the shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.27%, 1.27%, 1.25%, 1.25% and 1.17%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 8.01%, 6.91%, 6.69%, 5.86%, 5.45% and 6.04%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(5) Plus accumulated and unpaid dividends.
(6) Assumes dividend reinvestment.
(7) Not annualized.
(8) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains
(losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed since the end of the previous period. It also shows the total investment return for the period based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Patriot Global Dividend Fund

Schedule of Investments
January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on January 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

PREFERRED STOCKS
Agricultural Operations (2.35%)
 Ocean Spray Cranberries, Inc., 6.25% (R) .......      45,000       $3,888,270
                                                                    ----------
Automobile/Trucks (1.78%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ......................     113,414        2,948,764
                                                                    ----------
Banks - Foreign (2.92%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia) ................      99,900        2,497,500
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% (Spain) ...............      91,200        2,325,600
                                                                    ----------
                                                                     4,823,100
                                                                    ----------
Banks - United States (9.14%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) .....................................       2,000        1,881,600
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) .....................................         540          579,139
 Chase Manhattan Corp., 10.84%, Ser C ...........     179,700        4,919,288
 FleetBoston Financial Corp., 6.75%,
  Depositary Shares, Ser IV .....................      40,000        1,900,000
 HSBC USA, Inc., $2.858 .........................      72,000        3,024,000
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ......................      60,000        2,820,000
                                                                    ----------
                                                                    15,124,027
                                                                    ----------
Broker Services (13.80%)
 Bear Stearns Cos., Inc., 5.49%, Ser G ..........     103,500        3,933,000
 Bear Stearns Cos., Inc., 5.72%, Ser F ..........      46,000        1,840,000
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ......................     144,950        5,942,950

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

Broker Services (continued)
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .........................................      31,100       $1,321,750
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ......................     168,000        4,788,000
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .............................     100,000        5,012,500
                                                                    ----------
                                                                    22,838,200
                                                                    ----------
Conglomerates (0.80%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..............................      51,000        1,319,625
                                                                    ----------
Equipment Leasing (2.50%)
 AMERCO, 8.50%, Ser A ...........................     162,000        4,131,000
                                                                    ----------
Finance (8.19%)
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ......................      85,200        4,004,400
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ......................     191,000        4,977,938
 SLM Holding Corp., 6.97% .......................      95,000        4,578,525
                                                                    ----------
                                                                    13,560,863
                                                                    ----------
Media (1.32%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) ................................      99,600        2,191,200
                                                                    ----------
Oil & Gas (4.74%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .............................       5,000          388,145
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ......................      11,300          879,988
 Devon Energy Corp., 6.49%, Ser A ...............      50,000        4,458,250
 Lasmo America Ltd., 8.15%  (R) .................      20,000        2,119,320
                                                                    ----------
                                                                     7,845,703
                                                                    ----------
Utilities (17.12%)
 Alabama Power Co., 5.20% .......................     210,000        4,095,000
 Avista Corp., $1.24, Ser L, Conv ...............      44,000          946,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ......................................      10,000        1,051,875
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .........................................     146,000        7,665,000
 Entergy London Capital, L.P., 8.625%,
  Ser A .........................................      67,500        1,565,156


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Patriot Global Dividend Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

Utilities (continued)
 FPC Capital I, 7.10%, Ser A ....................      80,400       $1,638,150
 Pacific Enterprises, $4.50 .....................      19,100        1,258,212
 PSI Energy, Inc., 6.875% .......................      42,500        4,438,594
 Public Service Electric & Gas Co., 6.92% .......       7,000          730,001
 South Carolina Electric & Gas Co., 6.52% .......      25,000        2,487,500
 TDS Capital Trust II, 8.04% ....................     118,000        2,463,250
                                                                    ----------
                                                                    28,338,738
                                                                    ----------
                           TOTAL PREFERRED STOCKS
                              (Cost $113,878,353)     (64.66%)     107,009,490
                                                     --------      -----------
COMMON STOCKS
Utilities (32.35%)
 Alliant Energy Corp. ...........................     127,420        3,798,708
 Ameren Corp. ...................................      20,000          651,250
 CH Energy Group, Inc. ..........................      83,300        2,582,300
 CMP Group, Inc. ................................      70,000        1,938,125
 Consolidated Edison, Inc. ......................      56,000        1,830,500
 Dominion Resources, Inc. .......................      47,500        1,983,125
 DTE Energy Co. .................................      79,900        2,776,525
 Duke Energy Corp. ..............................      25,000        1,443,750
 Eastern Enterprises ............................      58,200        3,328,312
 Florida Progress Corp. .........................      35,000        1,483,125
 Hawaiian Electric Industries, Inc. .............      32,000          964,000
 Kansas City Power & Light Co. ..................      45,000        1,094,063
 KeySpan Corp. ..................................      59,000        1,382,813
 Kinder Morgan, Inc. ............................      37,500          986,719
 LG&E Energy Corp. ..............................      96,500        1,640,500
 New England Electric System ....................      66,150        3,497,680
 Northern States Power Co. ......................      40,000          770,000
 NSTAR ..........................................      76,000        3,187,250
 OGE Energy Corp. ...............................      90,000        1,828,125
 Potomac Electric Power Co. .....................     115,000        2,774,375
 Public Service Enterprise Group, Inc. ..........      50,000        1,718,750
 Puget Sound Energy, Inc. .......................     112,800        2,538,000
 Reliant Energy, Inc. ...........................      69,600        1,587,750
 Sempra Energy ..................................      33,000          612,563
 Sierra Pacific Resources .......................      38,000          608,000
 Southern Co. ...................................      20,000          512,500
 Teco Energy, Inc. ..............................     133,700        2,623,863
 UtiliCorp United, Inc. .........................      30,000          586,875
 Western Resources, Inc. ........................      80,400        1,286,400
 WPS Resources Corp. ............................      60,400        1,528,875
                                                                    ----------
                              TOTAL COMMON STOCKS
                               (Cost $55,948,642)     (32.35%)      53,544,821
                                                     --------       ----------

                                 INTEREST         PAR VALUE             MARKET
ISSUER, DESCRIPTION                RATE         (000s OMITTED)          VALUE
-------------------              --------       --------------          ------

SHORT-TERM INVESTMENTS
Commercial Paper (2.87%)
 Chevron USA, Inc.,
  02-01-00 ...................     5.55%            $4,756          $4,756,168
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS            (2.87%)          4,756,168
                                                  --------         -----------
                       TOTAL INVESTMENTS           (99.88%)        165,310,479
                                                  --------         -----------
       OTHER ASSETS AND LIABILITIES, NET            (0.12%)            193,191
                                                  --------         -----------
                        TOTAL NET ASSETS          (100.00%)       $165,503,670
                                                  ========        ============

(R) These securities are exempt from registration under rule 144A of the
    Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,468,329 or 5.12% of net assets as of January 31, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Global Dividend Fund

(UNAUDITED)

NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1999, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.85% to 4.37% during the period ended January 31, 2000.

         The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS

WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

         In addition, the Adviser had a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Global Dividend Fund

Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnished the Adviser with international portfolio management assistance. The Adviser paid the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets. The Sub-Advisory contract was terminated effective March 1, 2000.

         The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended January 31, 2000, aggregated $31,066,465 and $28,564,766, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended January 31, 2000.

         The cost of investments owned at January 31, 2000 (including short-term investments) for federal income tax purposes was $175,127,960. Gross unrealized appreciation and depreciation of investments aggregated $3,382,256 and $13,199,737, respectively, resulting in net unrealized depreciation of $9,817,481.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

         The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

         The Adviser and the Fund's service providers have taken steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are help with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

======================================NOTES=====================================

               John Hancock Funds - Patriot Global Dividend Fund

================================================================================

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